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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS that the undersigned, HAWAIIAN ELECTRIC INDUSTRIES, INC., a Hawaii corporation (the "Company"), and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint ROBERT F. CLARKE, ROBERT F. MOUGEOT, CURTIS Y. HARADA, DAVID J. REBER and GREGORY R. KIM of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Act of up to 1,750,000 shares of the Common Stock, without par value, of the Company, together with, if necessary or appropriate, the related rights to purchase shares of the Company's Series A Junior Participating Preferred Stock pursuant to the terms of the Rights Agreement, dated as of October 28, 1997, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the names of the undersigned officers and directors thereof, in the capacities indicated below, to the Registration Statement to be filed with the Commission in respect of the aforementioned securities, to any and all amendments (including pre-and post-effective amendments) and supplements to said Registration Statement (including specifically and without limiting the generality of the foregoing, any amendment or amendments increasing up to an

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aggregate 1,750,000 shares the number of shares of Common Stock for which registration is being sought) and to any instruments or documents filed as a part of or in connection with said registration statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, Hawaiian Electric Industries, Inc. has caused this Power of Attorney to be executed in its name by its Chairman, President and Chief Executive Officer and by its Financial Vice President, Treasurer and Chief Financial Officer and attested by its Secretary, and the undersigned officers and directors of Hawaiian Electric Industries, Inc. have hereunto set their hands, as of the 1st day of October, 2001. This Power of Attorney may be executed in any number of counterparts by the corporation and by any one or more of the officers and directors named below.



ATTEST:                                  HAWAIIAN ELECTRIC INDUSTRIES, INC.


/s/ PETER C. LEWIS                       By /s/ ROBERT F. CLARKE
---------------------------------           ------------------------------------
Peter C. Lewis                              Robert F. Clarke
Vice President-Administration               Chairman, President
and Secretary                               and Chief Executive Officer


                                         By /s/ ROBERT F. MOUGEOT
                                            ------------------------------------
                                            Robert F. Mougeot
                                            Financial Vice President, Treasurer
                                            and Chief Financial Officer

/s/ ROBERT F. CLARKE                        Chairman, President, Chief Executive
---------------------------------           Officer and Director
Robert F. Clarke


/s/ ROBERT F. MOUGEOT                       Financial Vice President, Treasurer
---------------------------------           and Chief Financial Officer
Robert F. Mougeot



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/s/ CURTIS Y. HARADA
---------------------------          Controller and Principal Accounting Officer
Curtis Y. Harada


/s/ DON E. CARROL                    Director
---------------------------
Don E. Carroll


/s/ CONSTANCE H. LAU                 Director
---------------------------
Constance H. Lau


/s/ VICTOR HAO LI                    Director
---------------------------
Victor Hao Li


/s/ T. MICHAEL MAY                   Director
---------------------------
T. Michael May


/s/ BILL D. MILLS                    Director
---------------------------
Bill D. Mills


/s/ A. MAURICE MYERS                 Director
---------------------------
A. Maurice Myers


/s/ DIANE J. PLOTTS                  Director
---------------------------
Diane J. Plotts


/s/ JAMES K. SCOTT                   Director
---------------------------
James K. Scott


/s/ OSWALD K. STENDER                Director
---------------------------
Oswald K. Stender


/s/ KELVIN H. TAKETA                 Director
---------------------------
Kelvin H. Taketa


/s/ JEFFREY N. WATANABE              Director
---------------------------
Jeffrey N. Watanabe


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